March 7, 2012 Supplemental Financial Information Presentation Q4 2011 * * * * * * * * * * * Exhibit 99.2

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Apollo Residential Mortgage, Inc.
2011 Fourth Quarter Earnings Call
March 7, 2012
Michael A. Commaroto
Chief Executive Officer
Stuart Rothstein
Chief Financial Officer
Keith Rosenbloom
Agency Portfolio Manager
Paul Mangione
Non-Agency Portfolio Manager
Joy Margolies
ARM Manager Treasurer

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
We make forward-looking statements in this presentation and other filings we make with the SEC within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives, including information about our ability to generate attractive returns while attempting to mitigate risk. When used in this release, the words "believe," "expect," "anticipate," "estimate," "plan,"
"continue," "intend," "should," "may" or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: the return on equity; the yield on investments; the ability to borrow to finance assets;
and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in the company's filings with the Securities and Exchange Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.
Forward Looking Statements

4 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) Discussion Topics 1. AMTG Q4 Results 2. Supplemental Financials

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Recent Highlights
Completed substantial deployment of IPO capital during the fourth quarter of 2011
Reported total Operating Earnings of $5.3 million, or $0.51 per diluted weighted share for the fourth quarter of 2011
(1)
–
Earnings per share NOT indicative of full run rate earnings potential due to investment ramp throughout the quarter
–
Given pace of investment, we believe earnings achieved are indicative of our ability to generate attractive returns from investments
Book Value per share of $19.92 at December 31, 2011
Put in place over $3.6 billion of potential financing capacity
Declared an initial dividend of $0.30 per share for 2011, which reflected a stub period during which AMTG’s portfolio was not fully invested
Declared a dividend of $0.75 per share for the first quarter of 2012
–
The first quarter dividend represents a 16.7% dividend yield on an annualized basis based on the Company’s closing price of $18.01 as of March 5, 2012
(1) Operating earnings is a non-GAAP financial measure that is used to approximate cash available for distribution and is defined by the Company as net interest margin less cash operating expenses and management fees.
Please see slide 19 for a reconciliation of Operating Earnings and Operating Earnings per Diluted Weighted Share to GAAP Net Income and GAAP Net Income per Diluted Weighted Share.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
AMTG – Financial Summary
Note: Return on Assets is calculated as annualized operating income for the quarter as a percentage of average assets. Return on Equity is calculated as annualized operating income for the quarter as a percentage of average equity.
Q3 2011 Q4 2011 FY 2011
Interest Income (in thousands) $1,555 $9,178 $10,733
Interest Expense (in thousands) (143) (995) (1,138)
Net Investment Income (in thousands) $1,412 $8,183 $9,595
Operating Earnings (in thousands) ($760) $5,254 $4,494
Fully Diluted Shares O/S (mm) 10.3 10.3 10.3
Operating Earnings per Share ($0.07) $0.51 $0.44
Leverage (Debt / Equity) 2.6x 5.9x
Annualized ROA (0.6%) 1.8%
Annualized ROE (1.5%) 10.4%

APOLLO

Earnings per Share

Dividend per Share

Book Value per Share

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financial Summary
Reported Q4 and FY11 Operating Earnings of $0.51
and $0.44 per diluted share, respectively, reflecting
attractive yields and favorable funding environment
Focused on disciplined asset selection stressing
prepayment protection for Agency RMBS and
stability of performance for non-Agency RMBS
Financial Highlights Operating Earnings (1)
Book Value per Share
Dividend per Share
(1) Operating earnings is a non-GAAP financial measure that is used to approximate cash available for distribution and is defined by the Company as Net Interest Margin less operating expenses and management fees. Please see slide 19 for a reconciliation of Operating Earnings and Operating Earnings per DilutedWeighted Share to GAAP Net Income and GAAP Net Income per DilutedWeighted Share.
($0.07)
$0.51
($0.20)
($0.10)
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
Q3 2011 Q4 2011
$0.00
$0.30
$0.75
$0.00
$0.25
$0.50
$0.75
Q3 2011 Q4 2011 Q1 2012
$19.58
$19.92
$19.00
$19.25
$19.50
$19.75
$20.00
Q3 2011 Q4 2011

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Agency,
58%
Non-
Agency,
18%
Cash, 22%
Operating Performance and Portfolio Summary
Well structured portfolio of Agency and non-Agency
RMBS, with significant amount of cash retained to
meet margin calls driven by market moves
Summary Portfolio Composition Net Interest Margin
(1) Leverage multiples adjusted for balance sheet cash held to meet margin calls. Cash allocated to strategy based on proportional breakdown of equity allocated to each strategy.
(2) Levered Asset Yield calculated as Net Interest Margin multiplied by leverage (Assets / Equity) multiple.
Agency
Non-
Agency
Blended
Asset Yield 2.7% 13.0% 3.7%
Interest Expense (0.7%) (1.8%) (0.8%)
Net Interest Margin 2.0% 11.2% 2.9%
Debt / Equity
(1)
6.5x 1.5x 5.3x
Levered Asset Yield
(2)
15.0% 28.2% 18.3%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Sub-
Prime, 78.4%
Alt-A, 20.8%
Option-
ARM, 0.8%
Focus on Security Selection
Agency RMBS portfolio built around specified pools
and derivatives of specified pools with underlying
characteristics expected to mitigate prepayments such
as low loan balance and high LTV new production
loans unable to access HARP
Q4 2011 Agency Portfolio
Non-Agency RMBS portfolio built around seasoned,
sub-prime and alt-A bonds with significant credit
enhancement, seasoning and/ or loan characteristics to
provide a stable return profile over various stress
scenarios
Q4 2011 Non-Agency Portfolio
Low Loan
Balance 30 Yr
Pass-throughs,
38.3%
High LTV /
100% Refi 30
Yr Pass-
throughs,
25.5%
Short Reset
ARMs, 10.6%
Low Loan
Balance 15 Yr
Pass-
throughs, 10.1%
Hybrid
ARMs, 9.3%
Seasoned 30
Year Pass-
throughs, 3.8%
Low Credit 30
Year Pass-
throughs, 0.9%
Interest Only
CMOs, 0.8%
Inverse Interest
Only
CMOs, 0.7%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Agency Securities as of December 31, 2011
(1) Includes unsettled purchases with an aggregate cost of $121,019 and estimated fair value of $121,294 at December 31, 2011.
(2) Net weighted average coupon is presented net of servicing and other fees.
($ in thousands)
Principal Balance
($k)
Estimated Fair
Value ($k)
% of Agency
Portfolio
Amortized Cost
($k)
(1)
Net Weighted Avg.
Coupon
(2)
30-Year Mortgages
4.5%
$536,972 $572,515 50.7% $568,951 4.3%
5.0-6.0% 184,633 201,636 17.9% 199,241 5.1%
6.5%
0 0 0.0% 0 0.0%
Total 30 Yr $721,605 $774,151 68.6% $768,192 4.5%
15-Year Mortgages
4.0%
$107,878 $113,886 10.1% $112,933 3.5%
4.5%
0 0 0.0% 0 0.0%
Total 15 Yr $107,878 $113,886 10.1% $112,933 3.5%
ARM $214,438 $224,422 19.9% $224,565 2.8%
Agency Derivatives 125,099 15,667 1.4% 16,198 4.4%
Total Other $339,537 $240,089 21.3% $240,763 3.4%
Total $1,169,020 $1,128,126 100.0% $1,121,888 4.1%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Agency MBS - Bottom Up Investment Process
Loan
Balance
Geography Loan Purpose
Originator
/ Servicer
Relative value tool identifies underlying loan characteristics which drive security prepayments and performance
Adjustable Rate MBS
Borrower profile of new originations vs.
pre-crisis loans
Amortizing vs. Non-amortizing loans
Fixed rate period vs. post reset
GNMA: Increasing market share but
poor loan disclosure
Government engineered
affordability programs
Housing market conditions impact
on turnover
Key Agency Loan Characteristics
Fixed Rate Mortgages
Impact from Loan Structure Different Depending on Underlying Asset

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Non-Agency Securities as of December 31, 2011
12/31/11
Holdings
Portfolio Characteristics
Market Value ($ in thousands) $112,346
Weighted Avg. Adj. Purchase Price 56.7%
Net Weighted Avg. Coupon 1.0%
Collateral Attributes
Avg. Loan Age (months) 82.2
Avg. Original LTV 80.5%
Avg. Original FICO 625
Current Performance
60+ Day Delinquencies 42.2%
Average Credit Enhancement 31.5%
3 Month CPR 2.6%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Non-Agency Portfolio Historically More Stable than ABX
AMTG Non-Agency bonds historically approximately 15% as volatile as the overall ABX Index
25.00
30.00
35.00
40.00
45.00
50.00
55.00
60.00
65.00
70.00
75.00
Aug-08 Nov-08 Feb-09 May-09 Aug-09 Nov-09 Feb-10 May-10 Aug-10 Nov-10 Feb-11 May-11 Aug-11 Nov-11
ABX 06-2 Price Index vs. AMTG Non-Agency Composite
ABX 06-2 Index AMTG Non-Agency Composite Index
Note: AMTG Non-Agency Composite Index represents historical pricing of composite index created based on weighted holdings of non-Agency securities held by AMTG as of 12/31/11.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financing Overview
We financed our Agency positions with repurchase
agreements with maturities ranging from 1 to 3
months employing leverage of approximately 8-9
times
We hedged our interest rate risk on our Agency
positions with a combination of 3 year, 5 year and 10
year interest rate swaps in order to manage our
duration gap
We financed our non-Agency positions with
repurchase agreements with maturities ranging from 1
to 3 months employing leverage of approximately 2
times.  Since all of our non-Agency positions and
related repurchase agreements are floating rate, we
have not employed interest rate swaps to hedge our
interest rate risk
Financing / Hedging Summary Financing
Interest Rate Swaps
Repurchase Agreements
($ in thousands)
12/31/11
Amount
Within 30 days $708,752
30 to 59 days 371,243
Total $1,079,995
Swaps Notional Amts Avg.
Maturities
($ in thousands)
Maturity (Yrs)
2014 25,000 2.7
2015 310,000 4.8
2016 and later 10,000 9.9
$345,000 4.8

APOLLO

MTM P&L Scenarios for AMTG Portfolio over 5-day holding horizons
Generated using daily historical data from Jan 2008 onwards
Frequency of observations
250
200
150
100
50
0
Potential Profit / Loss in $ '000

Rolling One-Week Percentage Moves

Rolling One-Week Moves (bps)

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Focus on Stability: Leading Risk Management and Controls
Apollo Residential Mortgage has implemented a series of risk controls designed to ensure a conservative balance sheet able to weather short-term price shocks
Our risk tests are designed to meet two separately calculated liquidity hurdles:
– Test 1 - Statistical value-at-risk (“VAR”) hurdle: Determined by calculating the average loss scenario of simulations greater than the 0.2% percentile probability over a 5-day period, approximating the likelihood of occurrence once every 10 years
– Test 2 – “Gut Check” hurdle: The greatest historical 5-day move in spreads for Agency RMBS and the greatest historical 5-day move in dollar prices for each individual non-Agency bond are used to calculate max loss scenarios
Sample Liquidity Hurdle – VAR Analysis
- Liquidity held to
satisfy the over 0.2%
percentile probability
scenarios, which
approximates a
likelihood of
occurrence once every
10 years
- As of February 29,
2012, AMTG currently
holds over $40 million
of liquidity on a pro
forma basis in excess
of these risk threshold
minimums

16 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) Discussion Topics 1. AMTG Q4 Results 2. Supplemental Financials

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Income Statement
Three Months
ended
December 31,
2011
For the Period
from July 27, 2011
(commencement
of operations)
through December
31, 2011
Net interest income:
Interest income
9,178
10,733
Interest expense
(995)
(1,138)
Net interest income
8,183
9,595
Operating expenses:
General and administrative (includes non-cash stock based compensation
(1,705)
(3,283)
Management fee – related party
(784)
(1,333)
Total operating expenses
(2,489)
(4,616)
Interest income on cash balances
2
2
Realized gain on sale of mortgage-backed securities
550
885
Unrealized gain on mortgage-backed securities
3,765
2,482
Loss on derivative instruments  (includes unrealized losses of $3,138 for the three months ended December 31, 2011 and $3,246 for the period from July 27, 2011 (commencement of operations) through December
31, 2011) (3,653)
(3,876)
Net income
6,358
4,472
Basic and diluted net income per share of common stock
$0.62
$0.43
Basic and diluted weighted average common shares outstanding
10,301,250
10,301,250
Dividend declared per share of common stock
$0.30
$0.30

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Balance Sheet
(in thousands - except share and per share data)
December 31, 2011
Assets:
Cash
$44,407
Restricted cash
10,402
Mortgage-backed securities, at fair value
1,240,472
Investment related receivable
116,678
Interest receivable
3,908
Deferred financing costs, net
455
Derivative asset

Other assets

Total Assets
$1,416,927
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements
$1,079,995
Investment related payable
121,144
Accrued interest payable
1,123
Derivative liability
3,481
Accounts payable and accrued expenses
1,534
Payable to related party
1,974
Dividend payable
3,090
Total Liabilities
$1,212,341
Stockholders' Equity:
Common stock, $0.01 par value, 450,000,000 shares authorized,
10,271,562 shares issued and outstanding
103
Preferred stock, $0.01 par value, 50,000,000 shares authorized and no shares outstanding
-
Additional paid-in-capital
203,101
Retained earnings
1,382
Total Stockholders' Equity
204,586
Total Liabilities and Stockholders' Equity
$1,416,927

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Operating Earnings Reconciliation
Three Months
ended December
31, 2011
Earnings Per
Share
(Diluted)
For the period from
July 27, 2011
(commencement of
operations) through
December 31, 2011
Earnings Per
Share
(Diluted)
Operating Earnings:
Net income $6,358 $0.62 $4,472 $0.43
Adjustments:
   Non-cash stock-based compensation expense 73 0.01 143 0.01
   Unrealized gain on RMBS
(3,765) (0.36) (2,482) (0.24)
   Unrealized loss on derivatives
3,138 0.30 3,246 0.32
   Realized gain on sale of RMBS (550) (0.06) (885) (0.08)
Total adjustments: (1,104) (0.11) 22 0.01
Operating Earnings $5,254 $0.51 $4,494 $0.44
10,301,250 10,301,250 Basic and diluted weighted average common shares outstanding:

20 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)